UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       __________________________________



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 20, 2002



                              REHABCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                        0-19294                      51-0265872
(State or other                (Commission File              (I.R.S. Employer
jurisdiction of                     Number)                   Identification
 organization)                                                    Number)



        7733 Forsyth Boulevard
             17th Floor
         St. Louis, Missouri                      63105
 (Address of principal executive offices)       (Zip Code)



       Registrant's telephone number, including area code: (314) 863-7422

Item 5.         Other Events

               -    Press  Release  "RehabCare  Group   Consolidates   Operating
                    Divisions" attached as Exhibit 99.1


Item 7.         Financial Statements and Exhibits

                (c) Exhibits
                        See Exhibit Index.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2002

                                           REHABCARE GROUP, INC.



                                        By:/s/ James M. Douthitt
                                               -------------------------------
                                               James M. Douthitt
                                               Senior Vice President and Chief
                                                 Accounting Officer

                                 EXHIBIT INDEX

Exhibit No      Description

99.1            RehabCare Group Consolidates Operating Divisions

                                                                    Exhibit 99.1
                  CONTACT:           RehabCare Group, Inc.
                                     Alan C. Henderson
                                     Chief Executive Officer
                                     James M. Douthitt
 Chief Accounting Officer
                                     Betty Cammarata
                                     Director - Investor Relations
                                     (314) 863-7422
                                            or
                                     FD Morgen-Walke
                                             Gordon McCoun/Lanie Fladell
                                     Press: Sean Leous
                                     (212) 850-5600


FOR IMMEDIATE RELEASE
WEDNESDAY, NOVEMBER 20, 2002


                REHABCARE GROUP CONSOLIDATES OPERATING DIVISIONS

     - New Hospital Rehabilitation Services Division Combines Inpatient and Outpatient Therapy Businesses -

     -    Tom E. Davis to Head New Operating Division -


     ST. LOUIS, MO, November 20, 2002--RehabCare Group, Inc. (NYSE: RHB) today announced that it has combined its inpatient therapy division with its outpatient therapy division to form the new Hospital Rehabilitation Services Division. Tom E. Davis, who previously headed the inpatient division, has been named President of the newly formed division, effective immediately. Alfred J. Howard, who previously headed the outpatient division, will continue with the Company through the end of the year to facilitate the transition.

     Alan C. Henderson, Chief Executive Officer of the Company, stated, "The combination of our inpatient and outpatient divisions streamlines two businesses with a shared base of clients - as many of our outpatient therapy contracts are with hospital clients that have existing inpatient acute rehabilitation units or skilled nursing units also managed by RehabCare. This change will provide our clients with one point of contact at RehabCare for all of their rehabilitation service needs, and will allow us to deliver those services in the high quality, efficient manner that our hospital partners have come to expect."

                                     -MORE-

REHABCARE GROUP CONSOLIDATES OPERATING DIVISIONS                Page 2

     Mr. Henderson continued, "Tom's industry experience coupled with the success he has had in running the inpatient division will be tremendous assets as we integrate these two complementary businesses and leverage our leading position in hospital rehabilitation services."

     Mr. Henderson concluded, "Based on our industry experience, we see a growing demand for single-source providers on the part of hospitals and believe that the Hospital Rehabilitation Services Division reinforces our reputation as the most efficient, cost-effective and high-quality providers of rehabilitation services."

     RehabCare Group, Inc., headquartered in St. Louis, is a leading provider of temporary healthcare staffing services and program management of inpatient rehabilitation and skilled nursing units, outpatient therapy programs and contract therapy services in conjunction with over 7,000 hospitals, nursing homes and other long-term care facilities throughout the United States. RehabCare is pleased to be included in the Russell 2000 and the Standard and Poor's Small Cap 600 indices.

     This release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause RehabCare's actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include, but are not limited to, the effect of certain corrective actions taken in supplemental staffing, the timing and magnitude of volume improvements, new program openings and planned cost controls, fluctuations in occupancy of RehabCare's hospital and long-term care clients, changes in and compliance with governmental reimbursement regulations or policies, the inability to attract new client relationships or to retain existing client relationships, the inability to attract operational and professional employees, the adequacy and effectiveness of operating and administrative systems, litigation risks, including an inability to predict the ultimate costs and liabilities or the disruption of RehabCare's operations, and general economic downturn.

NOTE: More information on RehabCare can be found on the World Wide Web at http://www.rehabcare.com.
-------------------------

                                      -END-